Exhibit 99.1

CLASSROOM SALON, LLC

FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

AND

INDEPENDENT AUDITOR’S REPORT

* * * * * *

CLASSROOM SALON, LLC

To the Members of

Classroom Salon, LLC

Opinion

We have audited the accompanying financial statements of Classroom Salon, LLC, (a Pennsylvania Limited Liability Company), which comprise the balance sheets as of December 31, 2021 and 2020, and the related statements of income (loss), members’ equity, and cash flows for the years then ended, and the related notes to the financial statements.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Classroom Salon, LLC as of December 31, 2021 and 2020, and the results of its operations and its cash flows for the years then ended in accordance with accounting principles generally accepted in the United States of America.

Basis for Opinion

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of Classroom Salon, LLC and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Emphasis on the Matter

Management has revised the notes to these financial statements to include additional information concerning a transfer of membership interest and a licensing agreement. Our opinion is not modified with respect to this matter.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about Classroom Salon, LLC’s ability to continue as a going concern within one year after the date that the financial statements are available to be issued.

To the Members of

Classroom Salon, LLC

Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with generally accepted auditing standards will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements, including omissions, are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with generally accepted auditing standards, we:

●	Exercise professional judgment and maintain professional skepticism throughout the audit.

●	Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

●	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of Classroom Salon, LLC’s internal control. Accordingly, no such opinion is expressed.

●	Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

●	Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about Classroom Salon, LLC’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control related matters that we identified during the audit.

STELMACK DOBRANSKY & EANNACE, LLC

McMurray, Pennsylvania

February 25, 2022

CLASSROOM SALON, LLC

BALANCE SHEETS

DECEMBER 31, 2021 AND 2020

	2021	2020
ASSETS

CURRENT ASSETS
Cash and cash equivalents (See Note 2)	$0	$2,049

TOTAL ASSETS	$0	$2,049
LIABILITIES AND MEMBERS’ EQUITY

MEMBERS’ EQUITY	$0	$2,049

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$0	$2,049

See Independent Auditor’s Report and Notes to the Financial Statements

CLASSROOM SALON, LLC

STATEMENTS OF INCOME (LOSS) AND MEMBERS’ EQUITY

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	2021	2020
REVENUE	$0	$0

OPERATING EXPENSES
Bank service charges	15	25

NET INCOME (LOSS)	(15)	(25)

MEMBERS’ EQUITY - Beginning of year	2,049	2,074

MEMBERS’ WITHDRAWALS	(2,034)	0

MEMBERS’ EQUITY - End of year	$0	$2,049

See Independent Auditor’s Report and Notes to the Financial Statements

CLASSROOM SALON, LLC

STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	2021		2020
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)		$(15)	$(25)

CASH FLOWS FROM FINANCING ACTIVITIES
Members’ withdrawals		(2,034)	0

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS		(2,049)	(25)

CASH AND CASH EQUIVALENTS - Beginning of year		2,049	2,074

CASH AND CASH EQUIVALENTS - End of year		$0	$2,049

SUPPLEMENTAL INFORMATION
Interest paid	$		$0
Income taxes paid	$		$0

See Independent Auditor’s Report and Notes to the Financial Statements

CLASSROOM SALON, LLC

NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Company and Nature of Operations

Classroom Salon, LLC (“The Company”) was organized in 2014 and formed under the laws of Pennsylvania. The Company operates in the educational computer software business sector.

Method of Accounting

These financial statements are prepared using the accrual method of accounting.

Use of Estimates

The preparation of financial statements in accordance with generally accepted accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

Cash and Cash Equivalents

Cash and cash equivalents consist of deposits with banks and financial institutions which are unrestricted as to withdrawal or use, and which have an original maturity of twelve months or less. The carrying amount approximates fair value because of the short maturity of those instruments.

The Company had no noncash investing or financing activities for the years ended December 31, 2020 and 2021.

Income Taxes

The Company is an LLC that is taxed as a partnership for federal and state income tax purposes. Under LLC status, earnings and losses will be included in the personal income tax returns of the members and taxed depending on their personal tax strategies. Accordingly, the Company will not incur income tax obligations and the financial statements will not include a provision for income taxes.

The Company adopted the provisions of FASB ASC 740, Income Taxes, which provides guidance regarding the recognition, measurement, presentation and disclosure in the financial statements of tax positions taken or expected to be taken on a tax return, including the decision to file or not file in a particular jurisdiction. Management has determined that the Company does not have any uncertain tax positions and associated unrecognized benefits that materially impact the financial statements or related disclosures. The Company recognizes interest expense and penalties related to tax positions in operating expenses. In addition, for the years ended December 31, 2021 and 2020, the Company did not recognize any interest and penalties associated with tax matters.

The federal income tax returns of the Company are subject to examination by the IRS, generally for three years after they were filed.

Subsequent Events

Management has evaluated subsequent events through January 25, 2022, the date on which the financial statements were available to be issued.

(Continued)

CLASSROOM SALON, LLC

NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

2.	OPERATING ACTIVITY AND OWNERSHIP

The Company closed its bank account in April 2021 and paused operation, largely due to the COVID-19 Pandemic. The Company anticipates restarting activities after the Pandemic subsides. In January 2021, the members signed and executed sales agreements conveying all ownership interest in Classroom Salon, LLC to Classroom Salon Holdings, LLC a wholly owned subsidiary of Global Technologies Industries Group, Inc.

3.	LICENSE AGREEMENT

On January 16, 2014, Classroom Salon, LLC signed a licensing agreement with Carnegie Mellon University for the purpose of further development of the licensed technology. As part of the agreement, Carnegie Mellon acquired an ownership interest of 9.55% in the Company and also an agreement for future royalties. On February 22, 2022, Classroom Salon, LLC and Carnegie Mellon University reached an Amended and Restated License Agreement which amends and restates the 2014 agreement in its entirety. The term of the license agreement is for a period of 20 years. Minimum performance requirements are listed below.

(i)	Submission of a revised business plan to Carnegie Mellon, solely acceptable to Carnegie Mellon, by April 30, 2022

(ii)	Execution of agreement(s) with any development partner(s) involving the Licensed Technology to be completed no later than December 31, 2022

(iii)	Funding of $5,000,000 (including grants) attained by January 31, 2024

(iv)	Rebranded product specification of a Licensed Product to be developed and preliminary market testing of a Licensed Product to be completed by July 31, 2024

(v)	Commercial product introduction of a Licensed Product to be achieved by January 31, 2025

(vi)	Minimum Revenues during the three years specified below must meet the following schedule:

a) Year ending 2025 = $1,000,000

b) Year ending 2026 = $2,500,000

c) Year ending 2027 = $5,000,000

Carnegie Mellon is entitled to a royalty of 2.85% of net sales. If licensee decides to sublicense, Carnegie Mellon is entitled to 20% of the sublicense fee.

The licensed technology is the following: Title: Media Annotation Visualization Tools and Techniques, and an Aggregate-Behavior Visualization System Utilizing Such Tools and Techniques

Inventors: Ananda Gunawardena, David Kaufer, Joanna Wolfe, Alexander Cheek
Filed: September 23, 2011
Patent number: 10/061,756

(Concluded)
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